Exhibit 23.1



                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS
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To CyberShop International, Inc.

     As independent public accountants, we hereby consent to the use of our report and to all references to our Firm included in or made part of this registration statement.

                                                     /s/ ARTHUR ANDERSEN LLP
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                                                         ARTHUR ANDERSEN LLP

Roseland, New Jersey
March 19, 1998